UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2024

BERRY GLOBAL GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street

Evansville, Indiana 47710

 (Address of principal executive offices / Zip Code)

(812) 424-2904

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BERY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth under Item 8.01 below is incorporated by reference into this Item 1.01.

Item 8.01	Other Events.

As previously disclosed, Berry Global Group, Inc., a Delaware corporation (“Berry”), entered into certain definitive agreements (the “Transaction Agreements”) with Glatfelter Corporation, a Pennsylvania corporation (“Glatfelter”), and certain of their respective subsidiaries, including Treasure Holdco, Inc., a Delaware corporation and wholly owned subsidiary of Berry (“Spinco”), which provide for a series of transactions, including the spin-off of the global nonwovens and hygiene films business (the “HHNF Business”) of Berry, which includes transfer of HHNF Business to Spinco and the distribution to Berry stockholders of the issued and outstanding shares of common stock of Spinco held by Berry (the “Spinco Distribution”), and subsequent merger of the HHNF Business with and into a subsidiary of Glatfelter (collectively, the “Transactions”). Upon closing of the Transactions (the “Closing”), Glatfelter will be renamed Magnera Corporation.

In connection with the Transaction Agreements, Glatfelter filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which included a preliminary proxy statement/prospectus, on August 23, 2024, as amended (the “Registration Statement”), which was declared effective on September 17, 2024, and a proxy statement/prospectus on September 19, 2024, which was subsequently supplemented on October 11, 2024 (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus was first mailed to the Company’s shareholders on September 20, 2024. In connection with the spin-off, an information statement/prospectus with respect to the common stock of Glatfelter will be distributed to Berry stockholders.

On October 21, 2024, Glatfelter and Berry waived in writing the conditions to closing the Transactions relating to the private letter ruling (the “IRS Ruling”) from the Internal Revenue Service (the “IRS”) regarding the intended tax treatment of the Transactions. In addition, Glatfelter and Berry waived the conditions to closing the Transactions relating to the delivery of opinions from tax counsel, although the agreements governing the Transactions still provide for the delivery of tax opinions at the closing of the Transactions (including an opinion to the effect that the Spinco Distribution will qualify as a tax-free distribution to Berry stockholders). Berry believes that, in the event that the Spinco Distribution was determined to be taxable to Berry, the taxable gain recognized by Berry, if any, would be immaterial based on Berry’s adjusted tax basis in the HHNF Business.

Also on October 21, 2024, Glatfelter, Berry and Spinco entered into an amendment (the “Amendment”) to that certain Tax Matters Agreement, dated as of February 6, 2024, by and among Glatfelter, Berry and Spinco. The Amendment makes certain changes to take into account the parties’ waiver of the conditions to closing of the Transactions relating to (i) the delivery of opinions from tax counsel and (ii) the IRS Ruling regarding the intended tax treatment of the Transactions, as well as to clarify the parties’ respective liabilities for Transaction taxes and related matters.

In connection with the above waivers and the Amendment, Spinco filed an amendment to its Registration Statement on Form 10 (“Form 10”) on October 21, 2024 that includes a preliminary information statement/prospectus in connection with the Transactions that supplements (the “Supplement”) the Form 10 to reflect the foregoing. The definitive information statement/prospectus will be distributed to Berry stockholders receiving Magnera common stock after the Form 10 has become effective and the Spin-Off and the Transactions are completed.

The foregoing summaries of the Amendment and the Supplement do not purport to be complete and are qualified in their entirety by the full text of the Amendment and Supplement, copies of which are filed as Exhibit 10.1 and Exhibit 99.1, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

10.1	Amendment to Tax Matters Agreement, dated October 21, 2024
99.1	Supplement dated October 21, 2024 to be included in preliminary information statement/prospectus.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Concerning Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical, including statements relating to the expected timing, completion and effects of the proposed transaction between Berry and Glatfelter, are considered “forward-looking” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “outlook,” “anticipates” or “looking forward,” or similar expressions that relate to strategy, plans, intentions, or expectations. All statements relating to estimates and statements about the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, benefits of the transaction, including future financial and operating results, executive and Board transition considerations, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts are forward-looking statements. In addition, senior management of Berry and Glatfelter, from time to time may make forward-looking public statements concerning expected future operations and performance and other developments.

Actual results may differ materially from those that are expected due to a variety of factors, including without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that the Glatfelter shareholders may not approve the transaction proposals; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated or may be delayed; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed transaction is not obtained; risks related to potential litigation brought in connection with the proposed transaction; uncertainties as to the timing of the consummation of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; risks and costs related to the implementation of the separation of the HHNF Business into Spinco, including timing anticipated to complete the separation; any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of the combined company is more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of each of Berry and Glatfelter and its business, operations, financial condition and the industry in which they operate; risks related to disruption of management time from ongoing business operations due to the proposed transaction; failure to realize the benefits expected from the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally; and other risk factors detailed from time to time in Glatfelter’s and Berry’s reports filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the Proxy Statement/Prospectus, the Registration Statement and the Form 10 filed with the SEC in connection with the proposed transaction. The foregoing list of important factors may not contain all of the material factors that are important to you. New factors may emerge from time to time, and it is not possible to either predict new factors or assess the potential effect of any such new factors. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available as of the date hereof. All forward-looking statements are made only as of the date hereof and neither Berry nor Glatfelter undertake any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Berry and Glatfelter. In connection with the proposed transaction, Glatfelter filed the Registration Statement with the SEC which was declared effective on September 17, 2024. Glatfelter has also filed a Proxy Statement/Prospectus which was sent to Glatfelter’s shareholders on or about September 20, 2024. In addition, Spinco filed the Form 10 in connection with its separation from Berry. The Form 10 has not yet been declared effective. This communication is not a substitute for the Registration Statement, Form 10, Proxy Statement/Prospectus or any other document which Berry and/or Glatfelter may file with the SEC. STOCKHOLDERS OF BERRY AND GLATFELTER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT, THE FORM 10, any amendments or supplements thereto, AND PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of the Registration Statement, the Form 10 and Proxy Statement/Prospectus as well as other filings containing information about Berry and Glatfelter, as well as Spinco, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Berry or Spinco are available free of charge on Berry’s investor relations website at ir.berryglobal.com, including the Form 10, as amended. Copies of documents filed with the SEC by Glatfelter are available free of charge on Glatfelter’s investor relations website at www.glatfelter.com/investors.

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No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to sell, subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

Berry and its directors and executive officers, and Glatfelter and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Glatfelter common stock and/or the offering of securities in respect of the proposed transaction. Information about the directors and executive officers of Berry, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth under the caption “Security Ownership of Beneficial Owners and Management” in the definitive proxy statement for Berry’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on January 4, 2024 (www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/0001378992/000110465924001073/tm2325571d6_def14a.htm). Information about the directors and executive officers of Glatfelter including a description of their direct or indirect interests, by security holdings or otherwise, is set forth under the caption “Security Ownership of Certain Beneficial Owners and Management” in the proxy statement for Glatfelter’s 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 26, 2024 (www.sec.gov/ix?doc=/Archives/edgar/data/0000041719/000004171924000013/glt-20240322.htm). Additional information regarding the interests of these participants can also be found in the Registration Statement and the Proxy Statement/Prospectus filed by Glatfelter with the SEC and the Form 10 filed by Spinco with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Berry Global Group, Inc.

October 21, 2024	By:	/s/ Jason K. Greene
Name: Jason K. Greene
Title: Executive Vice President, Chief Legal Officer and Secretary